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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-66346) of RITA Medical Systems, Inc of our report dated January 23, 2002 relating to the financial statements which appear in this Form 10-K.

/s/  PricewaterhouseCoopers LLP
San Jose, California
March 27,2002